UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                     June 24, 2008

COMMAND CENTER, INC.

(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 West Fifth Avenue, Post Falls, Idaho	83854
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:                         208-773-7450

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As described in Item 2.03 below, Command Center, Inc. (the Company) has entered into an agreement to borrow $2,000,000 from Sonoran Pacific Resources, LLP an Arizona limited partnership. Terms of the loan are set forth in Item 2.03.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 24, 2008, the Company entered into a short-term loan agreement with Sonoran Pacific Resources, LLP, an Arizona limited liability partnership, for a loan of $2,000,000 to be used for working capital. The loan is evidenced by a Promissory Note bearing interest at the rate of 15% per annum payable monthly. The Promissory Note calls for repayment in five monthly principal installments of $400,000 each, commencing on February 1, 2009 and continuing through June 1, 2009.

The loan agreement includes warrants to acquire up to 1,000,000 shares of common stock at $0.45 per share at any time prior to July 1, 2011. The Warrants include full ratchet anti-dilution protection. Copies of the Summary of Principal Terms, the Promissory Note, and the Warrant are attached to this Form 8-K as exhibits.

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 2.03, above, the Company has entered into a loan agreement with Sonoran Pacific Resources, LLP. The loan includes a short-term promissory note and warrants. This agreement constitutes a security within the meaning of the Securities Act of 1933, as amended.

The offer and sale of the promissory note and the warrants was made in reliance upon exemptions from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the Commission under the Securities Act.

Item 7.01 Regulation FD Disclosure

On June 24, 2008, the Company announced the entry into a short-term loan agreement to borrow $2,000,000 for working capital. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

This information is being disclosed pursuant to Regulation FD. Accordingly, the information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit 10.1 Summary of Principal Terms - Loan Transaction with Warrants.
Exhibit 10.2 Promissory Note
Exhibit 10.3 Stock Purchase Warrant
Exhibit 99.1 Press Release, dated June 27, 2008, concerning a short-term loan of $2,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND CENTER, INC.          June 26, 2008

/s/ Brad E. Herr
Brad E. Herr, CFO and Secretary